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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                         ------------------------------


                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 26, 2002
                                                         -----------------

                             Paradigm Genetics, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

   Delaware                         0-30365                     56-2047837
   --------                         -------                     ----------
(State or other                   (Commission                  (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

108 Alexander Drive, Research Triangle Park, North Carolina          27709
-----------------------------------------------------------          -----
         (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (919) 425-3000
                                                           --------------

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Item 5.   Other Events.
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     On February 26, 2002, the Registrant publicly disseminated a press release.
The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.

Item 7.  Financial Statements and Exhibits.
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(c)      Exhibit.

  99.1   The Registrant's Press Release dated February 26, 2002.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Paradigm Genetics, Inc.
                                         (Registrant)

Date: February 27, 2002                  /s/ Ian A.W. Howes
                                         ---------------------------------
                                         Ian A.W. Howes
                                         Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit                                                           Sequential
Number              Description                                   Page Number
------              -----------                                   -----------

99.1                The Registrant's Press Release                5
                    dated February 26, 2002


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